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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 10, 2003
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                                WorldCom, Inc.
              (Exact Name of Registrant as Specified in Charter)
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             Georgia                       0-11258            58-1521612
 (State or Other Jurisdiction of  (Commission File Number)  (IRS Employer
         Incorporation)                                     Identification No.)


22001 Loudoun County Parkway, Ashburn, Virginia                 20147
             (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (703) 886-5600
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements.

                  Not applicable.

(b) Pro Forma Financial Information.

                  Not applicable.

(c) Exhibits.

                 Exhibit No.         Description of Exhibit
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                 99.1                Press Release dated June 10, 2003

Item 9.


Regulation FD Disclosure.

         On June 10, 2003, WorldCom, Inc. (the "Company") announced that its Board of Directors had accepted the resignations of Michael H. Salsbury, executive vice president and general counsel, and Susan Mayer, senior vice president and treasurer of the Company.

         A copy of the press release announcing the acceptance of the resignations by the Board of Directors of the Company is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WORLDCOM, INC.
                                         (Registrant)


                                        By:   /s/ Robert T. Blakely
                                              -----------------------------
                                        Name:  Robert T. Blakely
                                        Title: Executive Vice President and
                                               Chief Financial Officer


Dated:  June 11, 2003


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                                 EXHIBIT INDEX

   Exhibit No.              Description
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       99.1         Press Release dated June 10, 2003